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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 15, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718

         PENNSYLVANIA                                           25-1435979
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                             Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

           1997  Financial Results

           On January 15, 1998, PNC Bank Corp. ("Corporation") reported results of operations for the three months and year ended December 31, 1997. A copy of the earnings press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

           Bank Mergers

           The Corporation reports that by year-end 1997, the following bank subsidiaries merged with and into PNC Bank, National Association: PNC Bank, Indiana, Inc.; PNC Bank, Kentucky, Inc.; PNC Mortgage Bank, N.A.; PNC Bank New York, National Association (formerly PNC Trust Company of New York); and PNC Bank, Ohio, National Association. The mergers with PNC Mortgage Bank, N.A. and PNC Bank New York, National Association were effective November 30, 1997 and December 1, 1997, respectively. The other mergers were effective December 31, 1997.

           The Corporation also reports that PNC National Bank of Delaware merged with and into PNC Bank, Delaware effective November 30, 1997.

           Forward-Looking Statements

           From time to time the Corporation has made and may continue to make various forward-looking statements about financial and business matters, including AAA Financial Services. Many factors could cause actual results for such matters to differ materially from such forward-looking statements, including the extent and timing of customers' responses to marketing initiatives and the related acceptance of the Corporation's offered products and services, as well as the extent and timing of competitor's responses and changes in economic conditions.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    PNC BANK CORP.

                                                    (Registrant)

           Date: January 15, 1998               By: /s/ Robert L. Haunschild
                                                   ---------------------------
                                                    Robert L. Haunschild
                                                    Senior Vice President and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Earnings press release issued by the Corporation on January 15, 1998, with respect to the results of operations for the three months and year ended December 31, 1997, filed herewith.

99.2 By-laws of the Corporation, effective November 20, 1997, filed herewith.

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